EXHIBIT 99.2

CSI

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG

CATHERINES

Susquehanna Financial Group
4th Annual Consumer Focus Forum
April 23, 2009
Charming Shoppes, Inc.

Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition.
Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to consummate our identified strategic solution for our other non-core assets, the failure to effectively implement our planned consolidation, cost and capital budget reduction plans and store closing plans, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to effectively implement the Company's plans for a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to effectively implement the Company's plans for the transformation of its brands to a vertical specialty store model, the failure to achieve increased profitability through the adoption by the Company's brands of a vertical specialty store model, the failure to achieve improvement in the Company's competitive position, the failure to continue receiving financing at an affordable cost through the availability of our credit card securitization facilities and through the availability of credit we receive from our suppliers and their agents, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the
Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended
January 31, 2009, our Quarterly Reports on Form 10-Q and other Company filings with the Securities and
Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Eric M. Specter
Executive Vice President and
Chief Financial Officer

Steven R. Wishner
Senior Vice President, Finance
Eric M. Specter
Executive Vice President and
Chief Financial Officer

Steven R. Wishner
Senior Vice President, Finance

CHARMING SHOPPES, INC.

CSI
CHARMING SHOPPES, INC.

#1 Market Share Specialty Retailer Focused On Women's Plus Apparel With $2.5 Billion In Annual Sales

We Have A Strong And Unique Platform Of Leading Plus Apparel Brands

LANE BRYANT

FASHION BUG

CATHERINES

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

New
 President and Chief
 Executive Officer
Jim Fogarty

Jim Fogarty
• Successful Business Leader With Great Track Record And
 Strong Reputation For Building Operational Excellence
• Former Managing Director With Alvarez & Marsal
 > Provided Leadership, Problem-Solving And Value-Creation Services
 Across Industries
• Proven Skills In Re-energizing Strong Consumer Brands:
 > Former President And CEO Of American Italian Pasta Company, North
 America’s Largest Dry Pasta Maker (Market Cap Grew Five Fold Since
 His Initial Involvement)
 > Former CFO of Levi Strauss (EBITDA Nearly Doubled During Tenure)
 > Former CFO of The Warnaco Group (Emerged From Bankruptcy In
 2003 After Completing Successful Turnaround During His Tenure)

Strategies To Navigate This Economic Climate
And Maintain Our Strong Liquidity Position
• Focus On Our Core Brands / Core Customer
• $125 Million Cost Reduction Program
• Capital Structure And Liquidity Position
• Generate Free Cash Flow

Focus On Our Core Brands / Core
Customer: Experienced Brand Leaders
• Brian Woolf - President, Lane Bryant (7/9/08)
 > Former CEO, Cache
• Jay Levitt - President, Fashion Bug (9/22/08)
 > Former President and CEO, May Merchandising
 > Former President and CEO, Robinsons May
• Carol Williams - President, Catherines (10/13/08)
 > Former President, May International
 > Former President and CEO, Jacobson’s

Focus On Our Core Brands /
Core Customer
• Brand Leaders Have Created Improved Strategies To:
 > Develop A Culture Of Intense Focus On Their Core Customer
 > Develop A Unique Fashion Point-Of-View Specifically For That
 Customer
 > Our Buyers Will Now Go-To-Market With A Point-Of-View On A
 Shorter Timetable, Versus Just Shopping
 > Enhance The Price/Value Equation
 > Increase Product Turnover
• Recruited Strong Executives To Build Design Capability
• Focused On Improving Marketing Effectiveness

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

• Elevate Fashion Level And Product Execution
 > Focus On Outfits And Store-Wide Point-Of-View
 > Shift Product Balance From Basics To Fashion,
 And From Casual To Wear-to-work
• Expand Magalogs To Showcase “Must Have”
 Fashions And Promote Key Items To Drive
 Traffic
• Tighten Inventory And Improve Margins
 > Conservative Sales Plans / Faster Turns
 > Reduce POS Promotions And Events, And
 Eliminate “Double-dipping”
• Build The Cacique Intimate Apparel Business
• Grow E-commerce

FASHION BUG Re-Brand '09

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

• Create Focused Brand Position With A Strong Value
 Message
• Shift From Misses/Plus Orientation To Lifestyle
 Orientation
• Initiate Design Team/ New Brand Aesthetic
• Use Vertical Design To Lower Prices And Improve
 Quality
• New Direct Mail Formats, Focusing On Product
 Specifics And Pricing
• Expand Use Of E-mail Advertising, Supported By A
 Relaunched E-commerce Site In August
“Look Great, Spend Less”

CSI
CHARMING SHOPPES, INC.
LANE BRYANT FASHION BUG CATHERINES

Business Transformation Initiatives:
E-commerce Strategy
• Currently Finalizing Plans To Outsource Our
 E-commerce Platform
• All Core Brands To Share Common
 Infrastructure By This Fall
• Objectives Include:
 > Providing An Improved Online Experience
 > Increasing Customer Conversion Rates
 > Substantially Growing Our Brands’ E-commerce
 Penetration In The Second Half Of This Year

CSI
CHARMING SHOPPES, INC.
LANE BRYANT FASHION BUG CATHERINES

Cost Savings Program
• We Expect To Achieve $125 Million In Savings In
 Fiscal Year 2010* As Compared To Fiscal Year
 2009
• Major Areas To Achieve Savings
 > Corporate And Brand Overhead
 > Real Estate
 > Non-merchandise Expense
 > Supply Chain
 > Store Operations
*Management Estimates

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Selected Balance Sheet Data
($ in millions)
1/31/09
2/2/08
Cash and Available-For-Sale Securities
$100
$74
Merchandise Inventories
$267
$330
Borrowings On Revolving Line Of Credit
$0
$0
Long-Term Debt1
$312
$315
• We Navigated Through One Of The Most Challenging Retail Environments
 In Decades And Grew Cash In Both The 4th Quarter And Fiscal Year 2009
• We Generated Approximately $26 Million In Cash During The 4th Quarter,
 Through:
 • Tightly Managed Inventories, Down 19% From Beginning Of Year
 • Decreases In Expenses And Capital Expenditures
(1) $275 Million Of Long-Term Debt Is Due 2014

• Revolving Line of Credit
 > No Borrowings At End Of Fiscal Year 2009
 > $375 Million Committed Line Of Credit, In Effect Until July 2010
 > Debt Structure Includes No Financial Covenants Until We Have
 Borrowed 90% Of Availability
• Convertible Debt
 > $275 Million Convertible Debenture Issued In April 2007
 > 1.125% Notes Due 2014
 > No Financial Covenants
Capital Structure:
Revolving Line of Credit And Convertible Debt

• We Securitize Our Proprietary Credit Card Receivables In
 Order To Improve Overall Liquidity
• Balances As of January 31, 2009:
 >We Had $536 Million Of Securitized Credit Card Receivables
 Outstanding
 >We Hold Certificates And Retained Interests On Our Balance Sheet Of
 $94 Million
• Availability Under Our Asset Securitization Program
 Through January 2010
 >Recently Renewed Conduit Facilities Provide $155 Million In Capacity,
 In Addition To Term Financing
 >Funding Capacity Exceeds Anticipated Needs Through January 2010*,
 Due To Declining Receivables Balances
Capital Structure:
Asset Securitization Program
* Management Estimates

Free Cash Flow
• Key Contributors To Positive Free Cash Flow* In Fiscal Year 2010
 > Working Capital
 • Continued Decreases In Inventory Across The Retail Brands
 • Gross Margin Improvement
 > Execution Of Our Cost Reduction Program
 > Reduced Capital Expenditures To Maintenance Levels ($24 Million)
• Sensitivity Analysis* For Fiscal Year Ending January 30, 2010
 > If Comparable Store Sales Continue At Low Double Digit Declines, We
 Will Generate Positive Free Cash Flow
 > If Comparable Store Sales Decrease In The Mid Double Digits, We
 Will Be Cash Flow Neutral
*Management Estimate

In Summary*
• Permanent CEO And Leaders Of All Brands In Place
• As The Leader In Women’s Specialty Plus-size Apparel, We Are
 Intensely Focused On Our Core Retail Brands And Serving Our
 Core Consumer, The Plus Woman, Like No One Else Can, And
 Are Committed To Changing Our Business Model To Do So
• The Execution Of Our Merchandising Initiatives Will Enable Us To
 Provide More Targeted Fashions And Better Value For Our
 Customers
• We Continue To Maintain A Strong Balance Sheet And Liquidity
• Reductions In Operating Expenses And Strong Inventory
 Management Allow Us To Expect Positive Free Cash Flow In This
 Difficult Economy
* Management Estimate

Request for Materials
• Should You Wish To Have Materials Sent To You, Please
 Request Materials By Visiting Our Website At
 https://www
 .charmingshoppes.com/investors/contact/contactus.asp Or By
 Emailing Us At IR@charming.com

Susquehanna Financial Group
4th Annual Consumer Focus Forum
April 23, 2009
Charming Shoppes, Inc.

Addendum

Net Capital Expenditures
$120
$100
$80
$60
$40
$20
$0
$ in Millions
$81
$107
$115
$48
$24
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010 (e)

LANE BRYANT FASHION BUG CATHERINES

Pared-Back Capital Expenditures
• Over The Last Two
 Years, Our Capital
 Budget Has Been
 Cut By Over $90
 Million
• FY 2010 Will See
 Almost No New Real
 Estate Added And
 Deferral Of Other
 Non-Essential
 Capital Projects
-58%
-50%
(e) Management Estimate

Our Leadership Positions*
• #1 Market Share In Women’s Specialty Plus
 Apparel, With More Than 40% Share
• #2 Market Share In Women’s Plus Apparel,
 With More Than 10% Share, Second Only To
 Wal-Mart
• Lane Bryant’s Cacique® Brand Is The
 Leading Intimate Apparel Brand In Specialty
 Plus-Sizes
*Derived From NPD Group Research

• #1 Market Share In Specialty Plus-Size
 Intimate Apparel*
• Lane Bryant’s Cacique® Intimate Apparel
 Is The Leading Brand in Specialty Plus-
 Sizes*
Leading Market Share In
Plus Intimate Apparel
*Derived From NPD Group Research

Leading Market Share In Plus Denim
• We Hold The #1 Market Share In Specialty
 Plus-Size Denim*
• Lane Bryant’s Venezia® Private Label Is
 The Leading Jean In Specialty Plus-Sizes*
*Derived From NPD Group Research

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES
Target Customer:	Contemporary	Value-Oriented	Baby Boomers
Fashion:	Trend-Forward, Sophisticated Plus-Size Fashion	Updated Fashions In Plus And Misses Sizes	Classic Plus-Size, Extended Plus-Size
Income:	Moderate to Better	Low to Moderate	Moderate
Annual Sales:	$1.1 Billion	$844 Million	$312 Million
E-commerce:	lanebryant.com	fashionbug.com	catherines.com

Our Core Brands

CSI
CHARMING SHOPPES, INC.

LANE BRYANT
CATHERINES
LANE BRYANT outlet
FASHION BUG

LANE BRYANT FASHION BUG CATHERINES

Classic
Fashion
Value
Moderate
Better
Brand Differentiation

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

www.lanebryant.com
She Is 35-55 Years Old
She Loves Sophisticated Fashion
She Is A Contemporary Woman
Of Many Lifestyles - Work,
Casual, Active
892 Retail and Outlet Stores
Key Differentiators:
Fashion and Lifestyle

FASHION BUG

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

She Is Mainstream, 30-50
She Is Value-Minded
Her Fashion Lifestyle Needs Are For
Business Casual, Weekend Casual,
Dress Up and Active
Footwear, Accessories, Intimate
Apparel
897 Retail Stores
Key Differentiators:
Value and Fashion
www.fashionbug.com

CATHERINES®

CSI
CHARMING SHOPPES, INC.

CATHERINES

LANE BRYANT FASHION BUG CATHERINES®

www.catherines.com
She’s Our Baby-Boomer
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend Toward
Classic Apparel
Offering Plus-Sizes, Petite Plus-
Sizes, and Extended Plus-Sizes
463 Retail Stores
Key Differentiators:
Fit and Special Sizes

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES
Primary Location:	Malls, With A Growing Presence In Strip Centers, Lifestyle Centers And Outlets	Strip Centers	Strip Centers
# Stores:	892	897	463
Square Footage:	5.3 Million s.f.; 5,900 Per Average Store	7.8 Million s.f.; 8,700 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store
In States:	47	43	44

Our Retail Stores

Lane Bryant Real Estate Overview
• 786 Full Line Stores And 106 Outlet Stores In 47 States
• 132 Lane Bryant Intimate Apparel Stores
• 50% Of Stores In Strip Or Lifestyle Centers
• Total Square Footage, 5.3 Million Feet; Average Store 5,900 S.F.

CHARMING SHOPPES, INC.

FASHION
BUG
FITTING ROOM

33

Fashion Bug Real Estate Overview
• 877 Full Line Stores And 20 Fashion Bug Plus Stores In 43 States
• Total Square Footage, 7.8 Million Feet
• Average Store 8,700 S.F.

CATHERINE'S
sale
CATHERINES

CHARMING SHOPPES, INC.

34

Catherines Real Estate Overview
• 463 Full Line Stores In 44 States
• Total Square Footage, 1.9 Million Feet
• Average Store 4,200 S.F.

Susquehanna Financial Group
4th Annual Consumer Focus Forum
April 23, 2009
Charming Shoppes, Inc.